UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2011

TAL INTERNATIONAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-126317 (Commission File Number)	20-1796526 (I.R.S. Employer Identification No.)

TAL International Group, Inc.

100 Manhattanville Road

Purchase, New York 10577-2135
(Address of Principal Executive Offices) (Zip Code)

(914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2011, TAL International Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several selling stockholders specified therein (the “Selling Stockholders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters specified therein (the “Underwriters”), with respect to the offer and sale of an aggregate of 5,500,000 shares (the “Firm Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company to the Underwriters in connection with an underwritten public offering (the “Offering”). Of the Firm Shares, 2,500,000 shares are to be issued and sold by the Company and 3,000,000 shares are to be sold by the Selling Stockholders.  Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 825,000 shares of Common Stock (the “Option Shares” and together with the Firm Shares, the “Shares”).  On April 6, 2011, the Company and the Selling Stockholders completed the offer and sale of the Firm Shares to the Underwriters. The Company received net proceeds from the sale of Firm Shares of approximately $85.5 million (after deducting underwriting discounts and commissions and estimated expenses of the Offering payable by the Company).  The Company will not receive any proceeds from the sale of Firm Shares or any Option Shares by the Selling Stockholders.   The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Offering described in this Current Report on Form 8-K is more fully described in the Company’s prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2011, to the accompanying base prospectus dated December 30, 2010, constituting a part of the Company’s Registration Statement on Form S-3(File No. 333-170169) (the “Registration Statement”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Shares as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 31, 2011, by and among TAL International Group, Inc., the several selling stockholders specified therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters specified therein.

5.1	Opinion of Mayer Brown LLP, regarding the validity of the Shares, dated April 6, 2011.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2011	TAL INTERNATIONAL GROUP, INC.

	By:	/S/ BRIAN M. SONDEY
	Name:	Brian M. Sondey
	Title:	President, Chief Executive Officer and Director
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 31, 2011, by and among TAL International Group, Inc., the several selling stockholders specified therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters specified therein.

5.1	Opinion of Mayer Brown LLP, regarding the validity of the Shares, dated April 6, 2011.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).